UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2005

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002

(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers;  Election of Directors; Appointment of Principal Officers.

(a) – (c)  Not applicable.

(d)                                 On June 1, 2005 the Registrant’s Board of Directors appointed Gary Gradinger as a director to fill the unexpired term of Michael R. Haverty, who resigned from the Board last December.  Mr. Gradinger is the chairman and chief executive officer of Golden Star, Inc. , a privately owned company which is engaged in the production of textile cleaning, communication and safety products.  He has served in  this capacity since 1983.  He also serves as director of Buffalo Funds, Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo US Global Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Micro Cap Fund and Buffalo Small Cap Fund, Inc.

There is no arrangement between Mr. Gradinger and any other person pursuant to which he was selected as a director.

Mr. Gradinger has been named to serve on the Audit Review Committee and the Human Resources and Compensation Committee.

The Registrant believes that there is no information required by Item 404(a) of Regulation S-K to be reported about Mr. Gradinger.

Item 5.05.                                          Amendments to Registrant’s Code of Ethics.

The Registrant’s Board of Directors has amended the Company’s Code of Conduct by adding a provision that deals expressly with environmental compliance.  The new provisions is as follows.

“We are subject to numerous environmental laws and regulations.  Our policy is to comply with these requirements wherever we conduct operations.  Each employee is responsible for understanding the environmental consequences of his or her job and for performing it in compliance with all applicable environmental laws and regulations.  If you have questions or concerns about our environmental compliance, you should direct them to your supervisor or manager.  If you become aware of any actual or potential activities that may impact on the company’s environmental compliance, you should promptly advise your supervisor or manager so that any necessary corrective action can be taken.”

Item 7.01                                             Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to Mr. Gradinger’s appointment as a director which  was issued on June 2, 2005, by the Company.

Item 9.01.                                          Exhibits.

(c)  Exhibits

99.1                           Press Release dated June 2, 2005, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: June 2, 2005	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1                        Press Release dated June 2, 2005, furnished solely for the purpose of incorporation by reference into Items  7.01 and 9.01.